UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2006

WEB.COM, INC.
(Exact name of registrant as specified in its charter)

MINNESOTA (State or other jurisdiction of incorporation)	000-17932 (Commission File Number)	41-1404301 (I.R.S. Employer Identification No.)

303 Peachtree Center Avenue, Suite 500, Atlanta, GA 30303
(Address of Principal Executive Offices/Zip Code)

(404) 260-2477
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On June 21, 2006, Web.com, Inc. issued a press release announcing that we have filed to rescind our recent acquisition of WebSource Media. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01      Financial Statements and Exhibits.

(c)     Exhibits

          The following exhibits are filed herewith:

           99.1        Press Release dated June 21, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2006	WEB.COM, INC. By: /s/ Jonathan B. Wilson _______________________________ Jonathan B. Wilson Senior Vice President, Legal and Corporate Development